Exhibit 10.28

                                 LEASE AGREEMENT
                                 BY AND BETWEEN

                                   SG DMTI LLC

                                  ("Landlord")

                                       and

                 DATAMETRICS CORPORATION, a Delaware corporation doing business in Florida as Datametrics Technology Systems Corporation
                                   ("Tenant")

                                       For

                   1717 DIPLOMACY ROW, ORLANDO, FLORIDA 32809

                                 LEASE AGREEMENT

            THIS LEASE ("Lease") is made as of October ___, 2005 by and between SG DMTI LLC, a Delaware limited liability company ("Landlord") with offices at 110 E. 59th Street, Suite 1901, New York, NY 10022 and DATAMETRICS CORPORATION, a Delaware corporation doing business in Florida as Datametrics Technology Systems Corporation ("Tenant") of 1717 Diplomacy Row, Orlando, Florida 32809, who hereby mutually covenant and agree as follows:

             I. GRANT, TERM, DEFINITIONS AND BASIC LEASE PROVISIONS

            1.0 Grant. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant, and Tenant hereby lets from Landlord, the real estate consisting of approximately 43,500 square feet of area, commonly known as 1717 Diplomacy Row, Orlando, Florida 32809 and legally described on Exhibit A, attached hereto, together with all improvements now located thereon, or to be located thereon during the term of this Lease, together with all appurtenances belonging to, or in any way pertaining to, the premises (such real estate, improvements, and appurtenances hereinafter sometimes jointly or severally, as the context requires, referred to as "Leased Premises").

            1.1 Term. The term of this Lease shall commence on October ___, 2005, (hereinafter sometimes referred to as "Commencement Date"), and shall end on October 31, 2010, unless sooner terminated as hereinafter provided (the "Expiration Date").

            1.2 INTENTIONALLY OMITTED

            1.3 Basic Lease Provisions

            (a) Purpose (See Section 3.0): For office and manufacturing and for no other purpose.

            (b) Form of Insurance  (See Article VI): The insurance  specified in
Section 6.1 shall comply with the provisions of Section 6.2.

            (c)  Tenant's  Address  (for  notices)  (See  Section  21.3):   1717
Diplomacy Row, Orlando, Florida 32809

            (d) Landlord's Address (for notices) (See Section 21.3): 110 E. 59th Street, Suite 1901, New York, NY 10022

                                 II. POSSESSION

            2.0 Possession. Except as otherwise expressly provided herein (or by written instrument signed by Landlord), Landlord shall deliver possession of the Leased Premises to Tenant on or before the Commencement Date in their condition as of the execution and delivery of this Lease, reasonable wear and tear excepted. Tenant acknowledges that it has been the owner of the Leased Premises for 7 years, and has continuously occupied the Leased Premises during such time, is fully familiar with the physical condition thereof, and accepts possession thereof and assumes all responsibility for the obligations to repair the Leased Premises as required herein.

                                  III. PURPOSE

            3.0 Purpose. The Leased Premises shall be used and occupied only for the Purpose set forth in Section 1.3(a) hereof, except that no such use shall
(a) violate any certificate of occupancy or law, ordinance or other governmental regulation, or any covenants, conditions or restrictions of record, in effect from time to time affecting the Leased Premises or the use thereof, (b) cause injury to the improvements, (c) cause the value or usefulness of the Leased Premises or any part thereof to diminish, (d) constitute a public or private nuisance or waste, (e) authorize Tenant to use, treat, store or dispose of hazardous or toxic materials on the Leased Premises, or (f) render the insurance on the Leased Premises void or the insurance risk more hazardous.

            3.1 Prohibition of Use. If the use of the Leased Premises should at any time during the Lease term be prohibited by law or ordinance or other governmental regulation, or be prevented by injunction, this Lease shall not be thereby terminated, nor shall Tenant be entitled by reason thereof to surrender the Leased Premises or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereto be otherwise affected.

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                                    IV. RENT

            4.0 Annual Base Rent. Beginning with the Commencement Date, Tenant shall pay to or on behalf of Landlord, Annual Base Rent. The Annual Base Rent shall be $150,000.00, and shall be payable monthly in advance on the first day of every month in the amount of $12,500.00 (the "Monthly Rent"). In addition to payment of all other sums due under this Lease, the Tenant shall also pay all sales, use and excise tax levied, assessed or payable, on all amounts payable under this Lease (which taxes shall be paid to Landlord along with each monthly installment of rent), or on, or on account of, the leasing of the Leased Premises to Tenant In addition to the Annual Base Rent, Tenant shall be responsible for payment of all of the expenses in connection with the Leased Premises, including, without limitation, all taxes, maintenance, repairs and restorations, whether ordinary or extraordinary, insurance, operating expenses and all other expenses of any kind whatsoever relating to the Leased Premises, as such amounts may be changed from time to time (collectively the "Operating Expenses"). Annual Base Rent, additional rent and other charges payable hereunder (collectively "Rent") shall be paid on or before the due date.

            All payments by Tenant shall be made without deduction, set off, discount or abatement in lawful money of the United States.

                                 V. IMPOSITIONS

            5.0 Payment by Tenant. Tenant shall pay as "Additional Rent" for the Leased Premises, all taxes and assessments, general and special, water rates and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, that may be levied, assessed, charged or imposed during the term of the Lease upon the Leased Premises, or any part thereof, or upon any improvements at any time situated thereon, including without limitation, any assessment by any association of owners of property in the complex of which the Leased Premises are a part. Impositions shall also include fees and costs incurred by Landlord during or prior to the Lease term for the purpose of contesting or protesting tax assessments or rates, to the extent such fees and costs relate to savings realized during the term of the Lease and any extension thereof. Tenant may take the benefit of the provisions of any statute or ordinance permitting any assessment to be paid over a period of years, and Tenant shall be obligated to pay only those installments falling due during the term of this Lease. In the event that the fee mortgagee requires that taxes or insurance be paid in escrow, Tenant agrees to pay such items in escrow to the Landlord or as if so directed, to the fee mortgagee. If at a time during the term of this Lease during which the Tenant shall not be paying escrows under the preceding sentence, Tenant shall fail to timely pay prior to their respective due date (being that date before which any interest or penalties would be assessed or accrue by reason of late payment), or if Tenant shall be default in any of its monetary obligations under this Lease, then and in any of such events, upon ten business days written from Landlord, Tenant shall be obligated to establish, and thereafter pay to Landlord on a monthly basis an amount equal to 1/12th of the annual Impositions as determined by Landlord so that Landlord will have available thirty days prior to the respective due date the amount of the Imposition then next due to the respective taxing or billing authority. In the event that there shall be any shortfall in the amount estimated, Tenant shall pay such deficiency within five business days' notice of same. Tenant shall be required to pay such amount to Landlord as previously required until notified by Landlord that a different amount shall be due each month. All monies payable by Tenant under this Section 5.0 shall be deemed items of additional rent due under this Lease. For purposes of this Section 5.0, Impositions may include premiums for insurance required to be carried by Tenant under this Lease.

            5.1 Alternative Taxes. If at any time during the term of this Lease, the method of taxation prevailing at the commencement of the term hereof shall be altered so that any new tax, assessment, levy, imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon the Lease, or the Leased Premises, or the Annual Base Rent, additional rent or other income therefrom, and shall be imposed upon the Landlord, then all such taxes, assessments, levies, impositions, or charges, or the part thereof, to the extent that they are so measured or based, shall be deemed to be included within the term Impositions for the purposes hereof to the extent that such Impositions would be payable if the Leased Premises were the only property of Landlord subject to such Impositions, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions. There shall be excluded from Impositions all federal income taxes, state and local net income taxes, federal excess profit taxes, franchise, capital stock and federal or state estate or inheritance taxes of Landlord.

            5.2 Evidence of Payment. Tenant shall deliver to Landlord duplicate receipts and canceled checks and wire confirmations, or photocopies thereof showing the payments of all Impositions, within thirty (30) days after respective payments evidenced thereby.

            5.3 Right to Contest. Subject to the prior consent of Landlord's mortgagee, if such consent shall be required under the terms of any fee mortgage, Tenant shall not be required to pay any Imposition or charge upon or against the Leased Premises, or any part thereof, or the improvements at any time situated thereon, so long as the Tenant shall, in good faith and with due diligence, at its sole cost and expense, contest the same or the validity thereof by appropriate legal proceeding, which proceeding shall have the effect of preventing the collection of the Imposition or charge so contested; provided that pending any such legal proceedings Tenant shall give Landlord such security as may be deemed satisfactory to Landlord to insure payment of the amount of the Imposition or charge, and all interest and penalties thereon. If, at any time during the continuance of such contest, the Leased Premises or any part thereof is, in the judgment of Landlord, in imminent danger of being forfeited or lost, Landlord may use such security for the payment of such Imposition.

            5.4 Triple Net Lease. This Lease is a triple net lease with Tenant being obligated to pay for all expenses associated with the operation, use, maintenance, repair and restoration and ownership of the Property, whether ordinary or extraordinary of any nature or character whatsoever ("Operational Expenses"), excluding only debt service (including, without limitation, interest and principal) due on account of Landlord's fee mortgages. Tenant shall make all payments for Operational Expenses before same shall become delinquent. Payments for Operational Expenses shall be deemed Additional Rent due under this Lease, the non-payment or late payment of which shall be treated in the same manner as if it were Rent due hereunder.

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                        VI. RISK ALLOCATION AND INSURANCE

            6.0 Allocation of Risks. The parties desire, to the extent permitted by law, to allocate certain risks of personal injury, bodily injury or property damage, and risks of loss of real or personal property by reason of fire, explosion or other casualty, and to provide for the responsibility for insuring those risks. It is the intent of the parties that, to the extent any event is insured for or required herein to be insured for, any loss, cost, damage or expense arising from such event, including, without limitation, the expense of defense against claims or suits, be paid out of insurance, without regard to the fault of Tenant, its officers, employees or agents ("Tenant Protected Parties"), and without regard to the fault of Landlord, its partners, shareholders, members, agents, directors, officers and employees ("Landlord Protected Parties"). As between Landlord Protected Parties and Tenant Protected Parties, such risks are allocated as follows:

            (a) Tenant shall bear the risk of bodily injury, personal injury or death, or damage to the property, of third persons, occasioned by events occurring on or about the Leased Premises, regardless of the party at fault. Such risks shall be insured as provided in Section 6.1(a).

            (b) Tenant shall bear the risk of damage to the improvements on the Leased Premises and to Tenant's contents, trade fixtures, machinery, equipment, furniture, and furnishings in the Leased Premises arising out of loss by the events required to be insured against pursuant to Sections 6.1(b), (d), (e) and (g).

Notwithstanding the foregoing, if and to the extent that any loss occasioned by any event of the type described in Section 6.0(a) exceeds the coverage or the amount of insurance required to be carried under that Section or such greater coverage or amount of insurance as is actually carried, or results from an event not required to be insured against or not actually insured against, the Tenant shall pay the amount not actually covered.

            6.1 Tenant's Insurance. Tenant shall procure and maintain policies of insurance, at its own cost and expense, insuring:

            (a) The Landlord Protected Parties (as "named insureds"), and Landlord's mortgagee, if any, of which Tenant is given written notice, and Tenant Protected Parties, from all claims, demands or actions made by or on behalf of any person or persons, firm or corporation and arising from, related to or connected with the Leased Premises, for bodily injury to or personal injury to or death of any person, or more than one (1) person, or for damage to property in an amount of not less than $3,000,000.00 combined single limit per occurrence/aggregate. Such insurance shall be written on an "occurrence" basis and not on a "claims made" basis. If at any time during the term of this Lease, Tenant owns or rents more than one location, the policy shall contain an endorsement to the effect that the aggregate limit in the policy shall apply separately to each location owned or rented by Tenant. Landlord shall have the right, exercisable by giving written notice thereof to Tenant, to require Tenant to increase such limit if, in Landlord's reasonable judgment, the amount thereof is insufficient to protect the Landlord Protected Parties and Tenant Protected Parties from judgments that might result from such claims, demands or actions.

            (b) The improvements at any time situated upon the Leased Premises against loss or damage by fire, lightning, wind storm, hail storm, aircraft, vehicles, smoke, explosion, riot or civil commotion as provided by the Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Form ("all risk" coverage). The insurance coverage shall be for not less than 100% of the full replacement cost of such improvements with agreed amount endorsement, and building ordinance coverage, all subject only to such deductibles as Landlord shall reasonably approve in writing. The full replacement cost of improvements shall be designated annually by Landlord, in the good faith exercise of Landlord's judgment. In the event that Tenant does not agree with Landlord's designation, Tenant shall have the right to submit the matter to an insurance appraiser reasonably selected by Landlord and paid for by Tenant. The insurance appraiser shall submit a written appraisal report and if that report discloses that the improvements are not insured as therein required, Tenant shall promptly obtain the insurance required. Landlord shall be named as the insured and all proceeds of insurance shall be payable to Landlord. Such insurance shall contain an endorsement waiving the insurer's right of subrogation against any Landlord Protected Party or any Tenant Protected Party, provided that such waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (except that either party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such waiver in full force and effect).

            (c)   INTENTIONALLY OMITTED

            (d)   Flood and windstorm insurance.

            (e) All contents and Tenant's trade fixtures, machinery, equipment, furniture and furnishings in the Leased Premises to the extent of one hundred percent (100%) of their replacement cost under Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Form ("all risk" coverage). Such insurance shall contain an endorsement waiving the insurer's right of subrogation against any Landlord Protected Party, provided that such waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (except that Landlord shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such waiver in full force and effect).

            (f)   Tenant  Protected  Parties  from  all  workers'   compensation
                  claims.

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            (g)   Landlord  and  Tenant  against  breakage  of all  plate  glass utilized in the improvements.

            (h) All such insurance shall be written by insurance companies having a rating of not less than A.M. Best AAA plus or better, or such higher rating as may be required by Landlord's mortgagee.

      To the extent that Landlord's mortgage may require additional or increased coverages, Tenant shall provide such coverages.

            6.2 Form of Insurance. All of the aforesaid insurance shall be in responsible companies. The insurer and the form, substance and amount (where not stated above) shall be satisfactory from time to time to Landlord and any mortgagee of Landlord, and shall unconditionally provide that it is not subject to cancellation or non-renewal except after at least thirty (30) days prior written notice to Landlord and any mortgagee of Landlord. Originals of Tenant's insurance policies (or certificates thereof satisfactory to Landlord), together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Landlord at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of such coverage.

            6.3 Fire Protection. Tenant shall conform with all applicable fire codes of any governmental authority, and with the rules and regulations of Landlord's fire underwriters and their fire protection engineers, including, without limitation, the installation of adequate fire extinguishers. In the event that the Leased Premises are served by a sprinkler system, Tenant will, at all times during the entire Lease term, cause the same to be served by a sprinkler monitoring system connected to the local fire department or to a qualified monitoring service approved by Landlord; if, as of the Commencement Date, such a sprinkler monitoring system is not installed and/or connected, Tenant shall, at its sole cost and expense, install such a monitoring system and cause it to be so connected.

                           VII. DAMAGE OR DESTRUCTION

            7.0 Tenant's Obligation to Rebuild. In the event of damage to, or destruction of, any improvements on the Leased Premises, or of the fixtures and equipment therein, by fire or other casualty, Tenant shall promptly, at its expense, repair, restore or rebuild the same to the condition existing prior to the happening of such fire or other casualty; provided, however, that if the damage or destruction is material and substantial, Landlord shall have the right, subject to the consent of any first mortgagee whose consent thereto is required, to terminate this Lease, effective on the date of such damage or destruction, by giving written notice thereof to Tenant within sixty (60) days after the event causing the damage or destruction. Rent shall not be reduced or abated during the period of such repair, restoration or rebuilding even if the improvements are not tenantable.

            7.1 Preconditions to Rebuilding. Before Tenant commences such repairing, restoration or rebuilding involving an estimated cost of more than Ten Thousand Dollars ($10,000.00), plans and specifications therefor, prepared by a licensed architect satisfactory to Landlord shall be submitted to Landlord (and if applicable, Landlord's mortgagee) for approval and Tenant shall furnish to Landlord (a) an estimate of the cost of the proposed work, certified to by that architect; (b) satisfactory evidence of sufficient contractor's commercial general liability insurance covering Landlord, builder's risk insurance, and worker's compensation insurance; (c) a performance, completion and payment bond and sub guard insurance, satisfactory in form and substance to Landlord; and (d) such other security as Landlord may require to insure payment for the completion of all work free and clear of liens.

            7.2 Payment for Rebuilding. Provided that the insurer does not deny liability as to the insureds, and provided Tenant is not then in default hereunder, all sums arising by reason of loss under the insurance referred to in
Section 6.1(b), shall be deposited with the Depositary (as hereinafter defined) to be available to Tenant for the work. Tenant shall deposit with the Depositary any excess cost of the work over the amount held by the Depositary as proceeds of the insurance within thirty (30) days after the date of the determination of the cost of the work by the architect in accordance with Section 7.1(a) or, if the insurer has denied liability as to the insureds, or if Tenant is then in default hereunder, then Tenant shall deposit the full amount of the cost of the work with the Depositary. Tenant shall diligently pursue the repair or rebuilding of the improvements in a good and workmanlike manner using only high quality union workers and materials. The Depositary shall pay out construction funds from time to time on the written direction of the architect provided that the Depositary and Landlord shall first be furnished with waivers of lien, contractors, and subcontractors sworn statements and other evidence of cost and payments so that the Depositary can verify that the amounts disbursed from time to time are represented by completed and in-place work, and that the work is free and clear of possible mechanics liens. No payment made prior to the final completion of the work shall exceed ninety percent (90%) of the value of the work completed and in place from time to time. At all times the undisbursed balance remaining in the hands of Depositary shall be at least sufficient to pay for the cost of completion of the work free and clear of liens; any deficiency shall be paid into the Depositary by Tenant. Depositary, as used herein, shall be any first mortgagee of the Leased Premises, or the Landlord if there is no first mortgagee of the Leased Premises or if such first mortgagee has refused to act as Depositary. Selection of the Depositary shall be subject to Landlord's mortgagee's approval, if such approval is required under the terms of the fee mortgage.

            7.3 Excess Receipts by Depositary. Any excess of money received from insurance remaining with the Depositary after the repair or rebuilding of improvements shall be paid to Landlord to be held in a reserve for replacement account. In the event that there are any funds remaining in such account at the end of the term of this Lease, said funds shall be released to Landlord.

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            7.4 Failure to Rebuild. If Tenant shall not enter upon the repair or rebuilding of the improvements within a period of sixty (60) days after damage or destruction by fire or otherwise, and prosecute the same thereafter with such dispatch as may be necessary to complete the same within a reasonable period after the damage or destruction occurs, not to exceed one hundred eighty (180) days after the date of commencement of such repair or rebuilding, then, in addition to whatever other remedies Landlord may have either under this Lease, at law or in equity, the money received by and then remaining in the hands of the Depositary shall be paid to and retained by Landlord as security for the continued performance and observance by Tenant of the Tenant's covenants and agreements hereunder, or Landlord may terminate this Lease and then be paid and retain the amount so held as either, in Landlord's sole and absolute discretion
(i) liquidated damages resulting from the failure on the part of Tenant to comply with the provisions of this Article, or (ii) as partial damages in the event that the damages are in excess of such funds.

                               VIII. CONDEMNATION

            8.0 Taking of Whole. If the whole of the Leased Premises shall be taken or condemned for a public or quasi-public use or purpose by a competent authority, or if such a portion of the Leased Premises shall be so taken that as a result thereof the balance cannot be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, or if the taking is material and substantial and Landlord elects (subject to the consent of any first mortgagee whose consent thereto is required) to terminate this Lease, which election shall be made by giving written notice thereof to Tenant within thirty (30) days after delivery of possession to the condemning authority, then in any of such events, the Lease shall terminate upon delivery of possession to the condemning authority, and any award, compensation or damages (hereinafter sometimes called the "Award") shall be paid to and be the sole property of Landlord whether the Award shall be made as compensation for diminution of the value of the leasehold estate or the fee of the Leased Premises or otherwise and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all of the Award. Tenant shall continue to pay Rent until the Lease is terminated and any Impositions and insurance premiums prepaid by Tenant or any unpaid Impositions or other charges that accrue prior to the termination, shall be adjusted between the parties.

            8.1 Partial Taking. If only a part of the Leased Premises shall be so taken or condemned, but the Lease is not terminated pursuant to Section 8.0 hereof, Tenant, at its sole cost and expense, shall repair and restore the Leased Premises and all improvements thereon. There shall be no abatement or reduction in any Rent because of such taking or condemnation. Tenant shall promptly and diligently proceed to make a complete architectural unit of the remainder of the improvements, complying with the procedure set forth in Section
7.1. For such purpose, and provided Tenant is not then in default hereunder, the amount of the Award relating to the improvements shall be deposited with the Depositary (as defined in Section 7.2 hereof), which shall disburse the Award to apply toward the cost of repair or restoration in accordance with the procedure set forth in Section 7.2. If Tenant does not make a complete architectural unit of the remainder of the improvements within a reasonable period after such taking or condemnation, not to exceed one hundred eighty (180) days, then, in addition to whatever other remedies Landlord may have either under this Lease, at law or in equity, the money received by and then remaining in the custody of the Depositary shall, at Landlord's election be paid to and retained by Landlord, as liquidated damages resulting from failure of Tenant to comply with the provisions of this Section. Any portion of the Award as may not have to be expended for such repairing or restoration shall be paid to Landlord.

                         IX. MAINTENANCE AND ALTERATIONS

            9.0 Maintenance.

            (a) Tenant shall keep and maintain the entire exterior and interior of the Leased Premises, specifically including, without limitation, the heating, ventilating and air conditioning equipment, lawn, sprinkler and plumbing, the driveways, parking area and the roof, in good condition and repair. As used herein, each and every obligation of Tenant to keep, maintain and repair shall include, without limitation, all ordinary and extraordinary structural and nonstructural repairs and replacements. As to any repairs costing in excess of $5,000.00, and as to any replacements whatsoever, Tenant shall, in connection therewith, comply with the requirements of Section 9.1(b) hereof. Tenant shall keep the Leased Premises from falling temporarily out of repair or deteriorating. Tenant shall further keep and maintain the improvements at any time situated upon the Leased Premises, the parking area and all sidewalks and areas adjacent thereto, safe, secure, clean and sanitary (including without limitation, planting and replacing flowers and landscaping, and necessary interior painting, and carpet cleaning at least once each year), and in full compliance with all health, safety and police regulations in force. Nothing in
Section 1.3(a) shall be deemed to limit Tenant's obligations under this Section 9.0(a).

            (b) Without limiting Tenant's obligations under Section 9.0(a) hereof, Tenant shall, at all times during the term of this Lease, have and keep in force a maintenance contract, in form and with a contractor satisfactory to Landlord, providing for inspection at least once each calendar quarter of the heating, air conditioning and ventilating equipment (which inspection shall encompass the work described on Schedule I attached hereto and made a part hereof), and providing for necessary repairs thereto. The contract shall provide that it will not be cancelable by either party thereto except upon thirty (30) days' prior written notice to Landlord.

            9.1 Alterations.

            (a) Tenant shall make all alterations, additions and improvements (hereinafter "Alterations") on the Leased Premises, and on and to the improvements, parking areas, sidewalks, and equipment thereon, required by any governmental authority or quasi-governmental authority, or any law, rule, code, regulation, including, without limitation, any building, fire, environmental or zoning ordinances, or that may be made necessary by the act or neglect of Tenant, its employees, agents or contractors, or any persons, firm or corporation, claiming by, through or under Tenant. Except as provided in the immediately preceding sentence, Tenant shall not create any openings in the roof or exterior walls or make any other Alterations to the Leased Premises without Landlord's prior written consent, which consent Landlord may, in its discretion, withhold.

            (b) As to any Alterations that Tenant is required hereunder to perform or to which Landlord consents, and as to any repairs costing in excess of $5,000.00, and as to any replacements whatsoever, or as to any work performed pursuant to Article XVIII hereof, such work shall be performed with new materials, in a good and workmanlike manner, strictly in accordance with plans and specifications therefor first approved in writing by Landlord and in accordance with all applicable laws and ordinances. Tenant shall, prior to the commencement of such work, deliver to Landlord copies of all required permits. At Landlord's option (exercised by notice in writing from Landlord to Tenant given within ten (10) days after Landlord receives Tenant's plans and specifications), such work shall be performed by employees of or contractors employed by Landlord, at Tenant's expense. Tenant shall permit Landlord to monitor construction operations in connection with such work, and to restrict, as may reasonably be required, the passage of workers and materials, and the conducting of construction activity in order to avoid unreasonable disruption to Landlord or to other parties or other damage to the Leased Premises. Tenant shall pay to Landlord, for Landlord's overhead in connection with performing or monitoring such work, a sum equal to ten percent (10%) of Tenant's costs for such work. Upon completion of any such work by or on behalf of Tenant, Tenant shall provide Landlord with such documents as Landlord may require (including, without limitation, sworn contractors' statements and supporting lien waivers) evidencing payment in full for such work, and "as built" working drawings. In the event Tenant performs any work not in compliance with the provisions of this
Section 9.1(b), Tenant shall, upon written notice from Landlord, immediately remove such work and restore the Leased Premises to their condition immediately prior to the performance thereof. If Tenant fails so to remove such work and restore the Leased Premises as aforesaid, Landlord may, at its option, and in addition to all other rights or remedies of Landlord under this Lease, at law or in equity, enter the Leased Premises and perform such obligation of Tenant and Tenant shall reimburse Landlord for the cost to the Landlord thereof, immediately upon being billed therefor by Landlord. Such entry by Landlord shall not be deemed an eviction or disturbance of Tenant's use or possession of the Leased Premises nor render Landlord liable in any manner to Tenant.

                          X. ASSIGNMENT AND SUBLETTING

            10.0 Consent Required.

            (a) Tenant shall not, without Landlord's prior written consent,  (i)
assign, convey or mortgage this Lease or any interest under it; (ii) sublet the Leased Premises or any part thereof; (iii) amend a sublease previously consented to by Landlord; or (iv) permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant. If Tenant proposes to assign the Lease or enter into any sublease of the Leased Premises, Tenant shall deliver written notice thereof to Landlord, together with a copy of the proposed assignment or sublease agreement at least thirty (30) days prior to the effective date of the proposed assignment, or the commencement date of the term of the proposed sublease. Any proposed assignment or sublease shall be expressly subject to all of the terms, conditions and covenants of this Lease. Any proposed assignment shall contain an express written assumption by assignee of all of Tenant's obligations under this Lease. Any proposed sublease shall (i) provide that the sublessee shall procure and maintain policies of insurance as required of Tenant under the terms of Section 6.1 hereof, (ii) provide for a copy to Landlord of notice of default by either party, and (iii) otherwise be reasonably acceptable in form to Landlord. In the event that Tenant exercises the option to extend provided for in Article XX below, then Tenant shall pay to Landlord one-half of any monthly amounts paid by a subtenant to Tenant as rent during the Renewal Period only (the "Subrental"), above that amount of the Rent (calculated on a monthly basis) for the entire Leased Premises which is proportionate to the space subleased to the subtenant. As an example, in the event that a subtenant subleases twenty-five percent (25%) of the Leased Premises from the Tenant, and the monthly rental paid by the Subtenant is $7500.00, and the Monthly Rent paid by Tenant is $14,500.00 plus Operating Expenses on a monthly basis are $2,000.00, then take the Monthly Rent of $14,500.00 plus the monthly Operating Expenses of $2000.00= $16,500.00, multiplied by 25%=$4125.00. The $4125.00 is subtracted from the Subrental of $7500.00=$3375.00, half of which paid by the Tenant to the Landlord, such that the Tenant will pay the Landlord, as additional rental hereunder, $1687.50 from the Subrental for the subject month, together with Tenant's payment of Rent under the Lease. .

            (b) Notwithstanding the provisions of subparagraph (a) above, Landlord's consent to a subletting shall not unreasonably be withheld; in making its determination as to whether to consent to any proposed or sublease, Landlord may consider, among other things, the creditworthiness and business reputation of the proposed assignee or subtenant, the intended manner of use of the Leased Premises by the proposed assignee or subtenant, the estimated vehicular traffic on or about the Leased Premises that would be generated by the proposed assignee or subtenant or by its manner of use of the Leased Premises, and any other factors that Landlord may reasonably deem relevant. Tenant's remedy, in the event that Landlord shall unreasonably withhold its consent to a subletting, shall be limited to injunctive relief or declaratory judgment and in no event shall Landlord be liable for damages resulting therefrom. No consent by Landlord to any assignment or subletting shall be deemed to be a consent to any further assignment or subletting or to any sub-subletting. With respect to a proposed assignment, conveyance or mortgaging of an interest in this Lease, Landlord may grant or deny or withhold its consent for any reason whatsoever, a set such conditions to its consent it may desire, including, without limitation, the requirement of the payment of a fee for such consent and establishing a requirement of a security deposit under this Lease.

            (c) In the event that Tenant proposes to assign the Lease or to enter into a sublease of all or substantially all of the Leased Premises, Landlord shall have the right, in lieu of consenting thereto, to terminate this Lease, effective as of the effective date of the proposed assignment or the commencement date of the proposed sublease, as the case may be. Landlord may exercise such right by giving Tenant written notice thereof within twenty (20) days after receipt by Landlord of Tenant's notice, given in compliance with
Section 10.0(a) hereof, of the proposed assignment or sublease. In the event that Landlord exercises such right, Tenant shall surrender the Leased Premises on the effective date of the termination and this Lease shall thereupon terminate. Landlord may, in the event of such termination, enter into a lease with any proposed assignee or subtenant for the Leased Premises.

            (d) No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Tenant hereunder shall have been cured. No permitted assignment or subletting shall relieve Tenant from Tenant's obligations and agreements hereunder and Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.

            10.1  Merger  or  Consolidation.   Tenant  may,  without  Landlord's
consent, assign this Lease to any corporation resulting from a merger or consolidation of the Tenant upon the following conditions: (a) that the total assets and net worth of such assignee after such consolidation or merger shall be equal to or more than that of Tenant immediately prior to such consolidation or merger; (b) that Tenant is not at such time in default hereunder; and (c) that such successor shall execute an instrument in writing fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord prior to the effective date of such assignment.

            10.2 Voting Control of Tenant. If Tenant is a corporation, the shares of which, at the time of execution of this Lease or during the term hereof are or shall be held by fewer than one hundred (100) persons, and if at any time during the term of this Lease the persons, firms or corporations who own a majority or controlling number of its shares at the time of the execution of this Lease or following Landlord's consent to a transfer of such shares cease to own such shares (except as a result of transfer by bequest or inheritance) and such cessation shall not first have been approved in writing by Landlord, then such cessation shall, at the option of Landlord, be deemed a default by Tenant under this Lease. In the event that the Tenant is a limited liability company, partnership or limited liability partnership, and if at any time during the term of this Lease the persons, firms or corporations who own a majority or controlling interest at the time of the execution of this Lease or following Landlord's consent to a transfer of such equity interest cease to own such interests (except as a result of transfer by bequest or inheritance) and such cessation shall not first have been approved in writing by Landlord, then such cessation shall, at the option of Landlord, be deemed a default by Tenant under this Lease.

            10.3 Other Transfer of Lease. Tenant shall not allow or permit any transfer of this Lease, or any interest hereunder, by operation of law, or mortgage, pledge, encumber or permit a lien on this Lease or any interest herein.

                           XI. LIENS AND ENCUMBRANCES

            11.0 Encumbering Title. Tenant shall not do any act that shall in any way encumber the title of Landlord in and to the Leased Premises, nor shall the interest or estate of Landlord in the Leased Premises in any way be subject to any claim by way of lien or encumbrance, whether by operation of law or virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the Leased Premises arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Leased Premises.

      In addition, Tenant shall make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes, or other work done by Tenant to the Leased Premises. Tenant shall indemnify Landlord against all such costs and liabilities incurred by Tenant, and against all construction liens arising out of any such work, which may be asserted, claimed, or charged against Landlord or the Leased Premises. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Leased Premises shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with this Lease or otherwise. In no event shall Landlord or the interest of Landlord in the Leased Premises be liable for, or subjected to, any liens under the Florida
Construction Lien Law for improvements or work made by or for Tenant. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Leased Premises on account of any improvement or work done by or for Tenant or any person claiming by, through, or under Tenant, or the cost of which is the responsibility of Tenant, Tenant shall have such notice or claim of lien canceled and discharged of record as a claim against the interest of Landlord in the Leased Premises (either by payment and satisfaction or by removal by transfer to bond or deposit as permitted by law) within 10 days after notice to Tenant by Landlord. Any fees and costs incurred by Landlord resulting from a lien as described in this Section 11.0 shall promptly be paid by Tenant, including attorney's fees.

            11.1 Liens and Right to Contest. Tenant shall not permit the Leased Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Leased Premises by, or at the direction or sufferance of Tenant; provided, however, that Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord such security as may be deemed satisfactory to Landlord to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Leased Premises by reason of nonpayment thereof; provided further, that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

                                 XII. UTILITIES

            12.0 Utilities. Tenant shall purchase all utility services, including but not limited to fuel, water, sewerage and electricity, from the utility or municipality providing such service, and shall pay for such services when such payments are due.

                                 XIII. INDEMNITY

            13.0 Indemnity. Tenant will protect, indemnify and save harmless Landlord Protected Parties (as defined in Section 6.0) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against the Landlord Protected Parties or any of them by reason of (i) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or (ii) performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof. In case any action, suit or proceeding is brought against the Landlord Protected Parties or any of them by reason of any occurrence described in this Section 13.0, Tenant will, at Tenant's expense, by counsel approved by Landlord, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended. The obligations of Tenant under this Section 13.0 shall survive the expiration or earlier termination of this Lease.

                        XIV. RIGHTS RESERVED TO LANDLORD

            14.0 Rights Reserved to Landlord. Without limiting any other rights reserved or available to Landlord under this Lease, at law or in equity, Landlord, on behalf of itself and Landlord reserves the following rights to be exercised at Landlord's election:

            (a)   To change the street address of the Leased Premises;

            (b) To inspect the Leased Premises and to make repairs, additions or alterations to the Leased Premises;

            (c)   To  show  the  Leased  Premises  to  prospective   purchasers,
                  mortgagees, or other persons having a legitimate interest in viewing the same;

            (d) During the last year of the Lease term, to place and maintain the usual "For Rent" sign in or on the Leased Premises;

            (e) If Tenant shall theretofore have vacated the Leased Premises (but not earlier than during the last ninety (90) days of the Lease term), to decorate, remodel, repair, alter or otherwise prepare the Leased Premises for new occupancy; and

            (f) To place and maintain "For Sale" signs on the Leased Premises and on the exterior of the building on the Leased Premises.

Landlord may enter upon the Leased Premises for any and all of such purposes and may exercise any and all of the foregoing rights hereby reserved, during normal business hours unless an emergency exists, without being deemed guilty of any eviction or disturbance of Tenant's use or possession of the Leased Premises, and without being liable in any manner to Tenant.

                               XV. QUIET ENJOYMENT

            15.0 Quiet Enjoyment. So long as no Event of Default of Tenant has occurred, Tenant's quiet and peaceable enjoyment of the Leased Premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.

                        XVI. SUBORDINATION OR SUPERIORITY

            16.0 Subordination or Superiority. If the mortgagee or trustee named in any mortgage or trust deed hereafter made shall agree that, if it becomes the owner of the Leased Premises by foreclosure or deed in lieu of foreclosure, it will recognize the rights and interest of Tenant under the Lease and not disturb Tenant's use and occupancy of the Leased Premises if and so long as no Event of Default of Tenant has occurred (which agreement may, at such mortgagee's option, require attornment by Tenant), then this Lease and all of the rights, title and interests of Tenant under this Lease shall be subject and subordinate to such mortgage or trust deed and to any and all advances to be made or permitted thereunder, and to all interest accruing thereon, and all renewals, replacements, modifications, consolidations and extensions thereof. Notwithstanding the foregoing, in the event that Landlord intends to enter into mortgage financing with an institutional fee mortgagee (the "Institutional
Mortgagee"), and such Institutional Mortgagee requires that this Lease be subordinated to its mortgage, and, after a good faith effort by Landlord (which shall be deemed to be complied with by Landlord requesting in writing), the Institutional Mortgagee is unwilling to enter into a non-disturbance agreement with Tenant, then Landlord shall so advise Tenant, and thereafter Tenant may elect: (i) within ten business days written from Landlord of such unwillingness, terminate this Lease by giving written notice of such election to Landlord within such ten business day period, in which event the term of this Lease shall be deemed to expire on the last day of the month in which the notice shall be given as if such date were the original expiration date of the term as set forth in Section 1.1 above, or (ii) enter into such subordination agreement as required by the Institutional Mortgagee, or failing to do same, then and in such event this Lease and all of the rights, title and interests of Tenant under this Lease shall be subject and subordinate to such mortgage or trust deed and to any and all advances to be made or permitted thereunder, and to all interest accruing thereon, and all renewals, replacements, modifications, consolidations and extensions thereof. Tenant agrees that it will, within ten (10) days after demand in writing, execute and deliver whatever instruments may be required to make the Lease subject and subordinate to such a mortgage or trust deed as provided for under this Section 16.0. If Tenant fails to execute and deliver any such instrument, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney in fact, in its name, place and stead so to do.

                                 XVII. SURRENDER

            17.0 Surrender. Upon the expiration of the term of this Lease, or upon termination of the Lease or of Tenant's right to possession of the Leased Premises, Tenant will at once surrender and deliver up the Leased Premises, together with all improvements thereon, to Landlord, broom swept, in good condition and repair, reasonable wear and tear excepted; conditions existing because of Tenant's failure to perform maintenance, repairs or replacements as required herein, or because of Tenant's particular use of the Leased Premises (even if permitted pursuant to Section 1.3(a) hereof), or because of Tenant's failure to have in force a maintenance contract as required by Section 9.1(b) hereof, shall not be deemed "reasonable wear and tear." As used herein, the term "improvements" shall include, without limitation, all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment, and all Alterations (as that term is defined in Section 9.1 hereof) whether or not permitted under Section 9.1. Tenant shall deliver to Landlord all keys to all doors therein. All Alterations, temporary or permanent, made in or upon the Leased Premises by Tenant shall become Landlord's property and shall remain upon the Leased Premises on any such termination without compensation, allowance or credit to Tenant, provided, however, that Landlord shall have the right to require Tenant to remove any Alterations and to restore the Leased Premises to their condition prior to the making of such Alterations, repairing any damage occasioned by such removal and restoration. Such right shall be exercised by Landlord giving written notice thereof to Tenant. If Landlord requires removal of any Alterations and Tenant does not make such removal in accordance with this Section at the time of expiration of the term, or within thirty (30) days after the termination of the Lease or of Tenant's right to possession of the Leased Premises, whichever is earliest, Landlord may remove the same (and repair any damage occasioned thereby), and dispose thereof or, at its election, deliver the same to any other place of business of Tenant or warehouse the same. Tenant shall pay the costs of such removal, repair, delivery and warehousing to Landlord on demand.

            17.1 Removal of Tenant's Property. Upon the termination of this Lease by lapse of time, Tenant shall remove Tenant's articles of personal property incident to Tenant's business ("Trade Fixtures"); provided, however, that Tenant shall repair any injury or damage to the Leased Premises that may result from such removal, and shall restore the Leased Premises to the same condition as prior to the installation thereof. If Tenant does not remove Tenant's Trade Fixtures from the Leased Premises prior to the expiration or earlier termination of the Lease term, Landlord may, at its option, remove the same (and repair any damage occasioned thereby) and dispose thereof or deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal, repair, delivery and warehousing to Landlord on demand, or Landlord may treat such Trade Fixtures as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

            17.2 Holding Over. Tenant shall have no right to occupy the Leased Premises or any portion thereof after the expiration of the Lease or after termination of the Lease or of Tenant's right to possession pursuant to Section
19.0 hereof. In the event Tenant or any party claiming by, through or under Tenant holds over, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Leased Premises, and to recover damages. For each and every month or partial month that Tenant or any party claiming by, through or under Tenant remains in occupancy of all or any portion of the Leased Premises after the expiration of the Lease or after termination of the Lease or Tenant's right to possession, Tenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Rent payable by Tenant hereunder immediately prior to the expiration or other termination of the Lease or of Tenant's right to possession. The acceptance by Landlord of any lesser sum shall be construed as a payment on account and not in satisfaction of damages for such holding over. If the holding over occurs at the expiration of the Lease term or by reason of a termination by mutual agreement of the parties, Landlord may, as an alternative remedy, elect that such holding over shall constitute a renewal of this Lease for one (1) year at a rental equal to 150% of the rate of Annual Base Rent payable hereunder immediately prior to the expiration of the Lease, and upon all of the other covenants and agreements contained in this Lease.

                         XVIII. ENVIRONMENTAL CONDITIONS

            18.0 "Environmental Condition" Defined. As used in this Lease, the phrase "Environmental Condition" shall mean: (a) any adverse condition relating to surface water, ground water, drinking water supply, land, surface or subsurface strata or the ambient air, and includes, without limitation, air, land and water pollutants, noise, vibration, light and odors, or (b) any condition that may result in a claim of liability under the Comprehensive Environment Response Compensation and Liability Act, as amended ("CERCLA"), or the Resource Conservation and Recovery Act ("RCRA"), or any claim of violation of the Clean Air Act, the Clean Water Act, the Toxic Substance Control Act ("TSCA"), or any claim of liability or of violation under any federal statute hereafter enacted dealing with the protection of the environment or with the health and safety of employees or members of the general public, or under any rule, regulation, permit or plan under any of the foregoing, or under any law, rule or regulation now or hereafter promulgated by the state in which the Leased Premises are located, or any political subdivision thereof, relating to such matters (collectively "Environmental Laws").

            18.1 Compliance by Tenant. Tenant shall, at all times during the Lease term, comply with all Environmental Laws applicable to the Leased Premises and shall not, in the use and occupancy of the Leased Premises, cause or contribute to, or permit or suffer any other party to cause or contribute to any Environmental Condition on or about the Leased Premises. Without limiting the generality of the foregoing, Tenant shall not, without the prior written consent of Landlord, receive, keep, maintain or use on or about the Leased Premises any substance as to which a filing with a local emergency planning committee, the State Emergency Response Commission or the fire department having jurisdiction over the Leased Premises is required pursuant to Section 311 and/or Section 312 of CERCLA, as amended by the Superfund Amendment and Reauthorization Act of 1986 ("SARA") (which latter Act includes the Emergency Planning and Community Right-To-Know Act of 1986); in the event Tenant makes a filing pursuant to SARA, or maintains substances as to which a filing would be required, Tenant shall simultaneously deliver copies thereof to Landlord or notify Landlord in writing of the presence of those substances.

            18.2 Environmental Indemnity. Tenant will protect, indemnify and save harmless the Landlord Protected Parties (as defined in Section 6.0), Landlord and, if Landlord is a land trust, the Trustee and its beneficiary or beneficiaries, and all of their respective agents, directors, officers and employees, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of whatever kind or nature, contingent or otherwise, known or unknown, incurred or imposed, based upon any Environmental Laws or resulting from any Environmental Condition on or about the Leased Premises whether occurring prior or that occurs or is contributed to during the Lease term. In case any action, suit or proceeding is brought against any of the parties indemnified herein by reason of any occurrence described in this Section 18.2, Tenant will, at Tenant's expense, by counsel approved by Landlord, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended. The obligations of Tenant under this Section 18.2 shall survive the expiration or earlier termination of this Lease.

            18.3 Testing and Remedial Work. Landlord may conduct tests on or about the Leased Premises for the purpose of determining the presence of any Environmental Condition. If such tests indicate the presence of an Environmental Condition on or about the Leased Premises, Tenant shall, in addition to its other obligations hereunder, reimburse Landlord for the cost of conducting such tests. Without limiting Tenant's liability under Section 18.2 hereof, in the event of any such Environmental Condition, Tenant shall promptly and at its sole cost and expense, take any and all steps necessary to remedy the same, complying with all provisions of applicable law and with Section 9.1(b) hereof, or shall, at Landlord's election, reimburse Landlord for the cost to Landlord of remedying the same. The reimbursement shall be paid by Tenant to Landlord in advance of Landlord's performing such work based upon Landlord's reasonable estimate of the cost thereof, and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall promptly after Landlord bills Tenant therefor, or Landlord shall promptly refund to Tenant any excess deposit, as the case may be.

            18.4 Hazardous Substance Questionnaire. Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord a Hazardous Substances Questionnaire (the "Hazardous Substances Questionnaire") in the form of Exhibit "B", and Tenant shall certify to Landlord all information contained in the Hazardous Substances Questionnaire as true and correct to the best of Tenant's knowledge and belief. The completed Hazardous Substances Questionnaire shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Substances, or any combination thereof, which were stored, generated or used or disposed of on, in, under or about the Premises for the twelve-month period prior to and after each Disclosure Date, or which Tenant intends to store, generate, use or dispose of on, under or about the Leased Premises. At Landlord's option, Tenant's disclosure obligations under this Section 18.4 shall include a requirement that Tenant update, execute and deliver to Landlord the Hazardous Substances Questionnaire, as the same may be modified by Landlord from time to time.

            18.5 Closure Statement. Promptly upon the expiration or sooner termination of this Lease, Tenant shall represent to Landlord in writing that no Hazardous Substances exist in, on, under or about the Leased Premises other than as specifically identified to Landlord by Tenant in writing.

The provisions of this Article XVIII shall survive any termination of this Lease.

                                  XIX. REMEDIES

            19.0 Defaults. Tenant agrees that any one or more of the following events shall be considered Events of Default as that term is used herein:

            (a) Tenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Tenant asking reorganization of Tenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or set aside within sixty (60) days from the date of the entry or granting thereof; or

            (b) Tenant shall file or admit the jurisdiction of the court and the material allegations contained in any petition in bankruptcy or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, or Tenant shall institute any proceeding or shall give its consent to the institution of any proceedings for any relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

            (c) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant; or

            (d) The Leased Premises are levied upon by any revenue officer or similar officer; or

            (e) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated or set aside within sixty (60) days from the date of entry or granting thereof; or

            (f) Tenant shall abandon the Leased Premises or vacate the same during the term hereof; or

            (g) Tenant shall default in any payment of Rent or in any other payment required to be made by Tenant hereunder when due as herein provided (all of which other payments shall be deemed "additional rent" payable hereunder), or shall default under
                  Section 6.1 or Section 21.1 hereof, and any such default shall continue for five (5) days after notice thereof in writing to Tenant; or

            (h) Tenant shall fail to contest the validity of any lien or claimed lien and give security to Landlord to assure payment thereof, or, having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such default continues for ten (10) days after notice thereof in writing to Tenant; or

            (i) Tenant shall default in keeping, observing or performing any of the other covenants or agreements herein contained to be kept, observed and performed by Tenant, and such default shall continue for twenty (20) days after notice thereof in writing to Tenant or shall exist at the expiration of the Lease term; or

            (j) Tenant shall default in keeping, observing or performing any covenant or agreement herein contained to be kept, observed and performed by Tenant, which default may result in an imminent risk of damage to property (including without limitation the Leased Premises or the improvements thereon) or injury to or death of persons, and such default shall not be cured immediately upon notice thereof to Tenant (which notice may be oral); or

            (k) Tenant shall default (with time to cure expired) under any other lease made by Tenant for any other premises owned by Landlord or managed by Landlord or by any successor to Landlord as the agent for Landlord or the beneficiary of Landlord; or

            (l) Tenant shall repeatedly be late in the payment of rent or other charges required to be paid hereunder (which for the purposes of this Lease shall mean that three (3) payments are late in any twelve (12) month period), or shall repeatedly default in the keeping, observing, or performing of any other covenants or agreements herein contained to be kept, observed or performed by Tenant (provided notice of such payment or other defaults shall have been given to Tenant, but whether or not Tenant shall have timely cured any such payment or other defaults of which notice was given); or

            (m) In the event that the Tenant subleases or assigns this Lease without the consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

            19.1 Remedies. Upon the occurrence of any one or more Events of Default, Landlord may at its election terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease. Upon termination of the Lease, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Leased Premises immediately, and deliver possession thereof to Landlord, and hereby grants to Landlord the full and free right, without demand or notice of any kind to Tenant (except as hereinabove expressly provided for), to enter into and upon the Leased Premises in such event with or without process of law and to repossess the Leased Premises as Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Leased Premises without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law. Upon termination of the Lease, Landlord shall be entitled to recover as damages all Rent and other sums due and payable by Tenant on the date of termination, plus (a) the unpaid balance due under the Lease, and (b) the cost of performing any other covenants to be performed by Tenant. If Landlord elects to terminate Tenant's right to possession only without terminating the Lease, Landlord may, at Landlord's option, enter into the Leased Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinafter provided, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Rent and other sums provided herein to be paid by Tenant for the full term or from any other of its obligations under this Lease. Landlord may relet all or any part of the Leased Premises for such Rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Leased Premises as a part of a larger area, and the right to change the character or use made of the Leased Premises). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or convenient. If Landlord does not relet the Leased Premises, Tenant shall pay to Landlord on demand damages equal to the amount of the Rent, and other sums provided herein to be paid by Tenant for the remainder of the Lease term. If the Leased Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations, additions, the expenses of such reletting and the collection of the Rent accruing therefrom (including, but not by way of limitation, attorneys' fees and brokers' commissions), to satisfy the Rent and other sums herein provided to be paid for the remainder of the Lease term, Tenant shall pay to Landlord on demand any deficiency and Tenant agrees that Landlord may file suit to recover any Rent or other sums falling due under the terms of this Section from time to time.

            19.2 Tenant's Opportunity to Cure. If Tenant defaults under Section 19.0(i), and such default is curable but cannot with due diligence be cured within a period of twenty (20) days, or such shorter period as may be required by the terms of any fee mortgage, and if notice thereof in writing shall have been given to Tenant, and if Tenant, prior to the expiration of twenty (20) days from and after the giving of such notice, commences to eliminate the cause of such default and proceeds diligently and with reasonable dispatch to take all steps and do all work required to cure such default and does so cure such default, then an Event of Default shall not be deemed to have occurred; provided, however, that Tenant's right to cure hereunder shall not extend beyond the expiration of the Lease term, and provided further that the curing of any default in such manner shall not be construed to limit or restrict Landlord's remedies for any other default that becomes an Event of Default.

            19.3 Landlord's Right to Cure. Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims); and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, shall be so much additional rent due on the next rent date after such payment together with interest (except in the case of the attorneys' fees) at the highest rate then payable by Tenant in the state in which the Leased Premises are located or, in the absence of such a maximum rate, at a rate per annum equal to two percent (2%) in excess of the announced "base" or "prime" rate of interest of Bank of America, N.A. (or its successor in interest) in effect on the date of such advance, from the date of the advance to the date of repayment by Tenant to Landlord.

            19.4 Remedies Cumulative. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and so often as occasion may arise or as may be deemed expedient.

            19.5 No Waiver. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or be construed to be a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or as a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account, and not in satisfaction of damages due from Tenant to Landlord.

                              XX. OPTION TO EXTEND

            20.1 The Option to Extend. Provided that (i) this Lease shall be in full force and effect as of the date of the Renewal Notice (as hereinafter defined) and as of the Expiration Date, (ii) there shall not then be existing a default under this Lease which continues after notice and the expiration of applicable cure periods and (iii) Tenant shall be in actual physical occupancy of a portion of the demised premises on the date of the Renewal Notice and upon the commencement of the Renewal Term, Tenant shall have one option to extend the Term of this Lease for the Renewal Term commencing on the day after the Expiration Date. Such option shall be exercisable by written notice (the "Renewal Notice") to Landlord given not earlier than twelve (12) months and not later than six (6) months prior to the Expiration Date. Notwithstanding the foregoing, Landlord, in its sole discretion, may waive any default by Tenant and no such default may be used by Tenant to negate the effectiveness of Tenant's exercise of this option. The Renewal Term shall constitute an extension of the Term of this Lease and shall be upon all of the same terms and conditions as the existing Term, except that (A) there shall be no further option to renew the Term of this Lease, (B) Landlord shall not be required to furnish any materials or perform any work to prepare the demised premises for Tenant's continued occupancy and Landlord shall not be required to reimburse Tenant for any alterations made or to be made by Tenant, and (C) the basic annual rent for the Renewal Term shall be payable at a rate per annum equal to greater of (1) the Annual Base Rent payable during the last year of the initial Term increased by the CPI (as defined below) (the "Increased ABR") and (2) the Fair Offer Rental of the demised premises as of the first day of the Renewal Term. During the Renewal Term, all Operating Expenses and Additional Rent that Tenant is obligated to pay under Articles IV and V of this Lease during the existing Term hereof shall continue without interruption, it being the intention of the parties hereto that the Renewal Term shall be deemed a part of and continuation of the existing Term of this Lease. "Fair Offer Rental", for purposes of this
Article XX, means the basic annual rent that a willing tenant would pay pursuant to a direct lease and a willing landlord would accept for the demised premises for a renewal term pursuant to a direct lease for the Renewal Term, determined on the basis of then current prevailing rent in the Orlando, Florida market for comparable space on a direct lease basis, taking into account all relevant factors, whether favorable to Landlord or Tenant, including the matters described above.

            20.2 Determination of the Fair Offer Rental. If Tenant has given the Renewal Notice in accordance with Section 20.1, the parties shall endeavor to agree upon the Fair Offer Rental of the demised premises, as of the commencement date of the Renewal Term unless Landlord determines that the Fair Offer Rental is less than the basic annual rent payable during the last year of the initial Term, in which case such greater sum shall be the basic annual rent payable for the Renewal Term. In the event that the parties are unable to agree upon the Fair Offer Rental for the Renewal Term within three (3) months prior to the first day of the Renewal Term then the same shall be determined as follows:
Landlord, at Tenant's request, shall notify Tenant of Landlord's determination of the Fair Offer Rental, which shall constitute the maximum that Landlord can claim is the Fair Offer Rental of the demised premises for the Renewal Term in any arbitration thereof ("Landlord's Maximum Determination"). Within 30 days after Landlord shall have given Tenant Landlord's Maximum Determination (time being of the essence), Tenant shall notify Landlord whether Tenant disputes Landlord's Maximum Determination and, if Tenant disputes Landlord's Maximum Determination, Tenant shall set forth in such notice Tenant's good faith determination of the Fair Offer Rental of the demised premises for the Renewal Term, which shall constitute the minimum that Tenant can claim is the Fair Offer Rental for the demised premises for the Renewal Term in any arbitration thereof ("Tenant's Minimum Determination"). If Tenant fails to dispute Landlord's Maximum Determination or to set forth Tenant's Minimum Determination within the time period set forth above (time being of the essence), then Tenant shall be deemed to have accepted Landlord's Maximum Determination as the Fair Offer Rental. In no event shall the Tenant's Minimum Determination be less than the Increased ABR.

If Tenant disputes Landlord's determination of Fair Offer Rental, and Landlord and Tenant fail to agree as to the amount thereof within 30 days after the giving of Tenant's notice, then the dispute shall be resolved by arbitration as set forth below. If the dispute shall not have been resolved on or before the first day of the Renewal Term, then pending such resolution, Tenant shall pay, as basic annual rent for the Renewal Term, an amount equal to Landlord's Maximum Determination. If such resolution shall be in favor of Tenant, then within 30 days after the final determination of Fair Offer Rental, Landlord shall refund to Tenant any overpayment. Any dispute as to Fair Offer Rental shall be determined as follows. A senior officer of a recognized Orlando, Florida leasing brokerage firm (the "Baseball Arbitrator") shall be selected and paid for jointly by Landlord and Tenant. If Landlord and Tenant are unable to agree upon the Baseball Arbitrator, then the same shall be designated by the American Arbitration Association ("AAA"). The Baseball Arbitrator selected by the parties or designated by the AAA shall not have been employed by Landlord or Tenant during the previous five year period and shall have at least ten years experience in (i) the leasing of office space in Orland, Florida, or (ii) the appraisal of first class office buildings in the immediate vicinity of the Building. Landlord and Tenant shall each submit to the Baseball Arbitrator and to the other its determination of the Fair Offer Rental for the Renewal Term, as set forth above. The Baseball Arbitrator shall determine the Fair Offer Rental for the Renewal Term, taking into account the factors described above. Landlord and Tenant shall each be permitted to submit documentary evidence to the Baseball Arbitrator. The determination of the Baseball Arbitrator shall be binding upon Landlord and Tenant and shall serve as the basic annual rent payable for the Renewal Term. After a determination has been made of the Fair Offer Rental, the parties shall execute and deliver an instrument setting forth the basic annual rent for the Renewal Term, but the failure to so execute and deliver any such instrument shall not affect the determination of such basic annual rent in accordance with this Article XX. For each year of the Renewal Term after the initial year (each a "Renewal Term Year"), the Annual Base Rent shall increase by the CPI.

            20.3 Determination of the CPI. For each Renewal Term Year, and in determining the Increased ABR, the Annual Base Rent shall be adjusted upward on the basis of any increase in the cost of living as reported in the Consumer Price Index, All Items and Major Group Figures for All Urban Consumers (1967 =
100), (the "Index"), published by the Bureau of Labor Statistics (the "Bureau") of the United States Department of Labor Index (Index equals 100), between the level in effect: (i) on the date hereof, in the event it is being used to determine the Increased ABR or (ii) on the first day of the Renewal Term Year, and every subsequent year thereafter (the "Base Level"), and the level in effect on: (i) on the first day of the Renewal Term, in the event it is being used to determine the Increased ABR or (ii) at the commencement of each Renewal Term Year after the first Renewal Term Year (the "Adjustment Level"). The "Adjusted Base Rent" shall be the product of the Base Rent multiplied by a fraction, the numerator of which is the Adjustment Level and the denominator of which is the Base Level. Stated as a mathematical formula, the Adjusted Base Rent shall be computed as follows:

            Adjusted Base Rent = Adjustment Level x Base Rent
                                 ----------------
                                    Base Level

If the compilation and/or publication of the Index shall be transferred to any other department, bureau or agency of the United States Government, or if the Bureau shall adopt a successor Index, the Index published by such successor department, bureau or agency shall be adopted and used as a standard for computing adjustments to the base rent. In the event no Index Level is published on each anniversary of the Commencement Date, the levels for computation shall be arrived at by interpolation from the published levels nearest to the dates on which the levels are to be determined. As soon as possible after publication of all statistics necessary for calculation of this Adjusted Base Rent applicable to any calendar year of the Renewal Term, Landlord shall compute the amount of annual Adjusted Base Rent to be paid by Tenant during such Renewal Term Year and shall notify Tenant in writing, setting forth the manner in, and statistics upon, which Adjusted Base Rent was computed. If the annual amount of Adjusted Base Rent payable during any Renewal Term Year has not or cannot be computed by the due date of the first installment(s) thereof, Tenant shall continue to pay monthly installments of base rent until the amount of the new installments has been computed. If the new installments shall be greater than installments due during the preceding year, Tenant shall pay the deficiency with the installment(s) next maturing.

                               XXI. MISCELLANEOUS

            21.0 Tenant's Statement. Tenant shall furnish to Landlord, within ten (10) days after written request therefor from Landlord, a copy of the then most recent audited and certified financial statement of Tenant and Guarantor, if any. It is mutually agreed that Landlord may deliver a copy of such statements to any mortgagee or prospective mortgagee of Landlord, or any prospective purchaser of the Leased Premises, but otherwise Landlord shall treat such statements and information contained therein as confidential.

            21.1 Estoppel Certificates. Tenant shall at any time and from time to time upon not less than ten (10) days prior written request from Landlord, execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee, a written statement certifying (if true) that Tenant has accepted the Leased Premises, that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that Landlord is not in default hereunder, the date to which Rent has been paid in advance, if any, and such other accurate certifications as may reasonably be required by Landlord or Landlord's mortgagee, agreeing to give copies to any mortgagee of Landlord of all notices by Tenant to Landlord and agreeing to afford Landlord's mortgagee a reasonable opportunity to cure any default of Landlord. It is intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of the Leased Premises and their respective successors and assigns.

            21.2 Amendments Must Be in Writing. None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned except by a written instrument, duly signed and delivered by the other party.

            21.3 Notices. All notices to or demands upon Landlord or Tenant desired or required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given when received or refused, if sent by United States registered or certified mail in an envelope properly stamped and addressed, or if sent by nationally recognized over-night courier service, with receipt, to Tenant at Tenant's Address or at such other street address as Tenant may theretofore have designated by written notice to Landlord, and any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given when received or refused, if sent by United States registered or certified mail in an envelope properly stamped and addressed, or if sent by courier service, with receipt, to Landlord at Landlord's Address or at such other street address or to such other agent as Landlord or Landlord may theretofore have designated by written notice to Tenant, with a copy to any first mortgagee of the Leased Premises, the identity and address of which Tenant shall have received written notice.

            21.4 Short Form Lease. Neither this Lease, nor any notice of lease shall be recorded by Tenant.

            21.5 Time of Essence. Time is of the essence as far as the obligations of the Tenant under this Lease, and all provisions herein relating thereto shall be strictly construed.

            21.6 Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture, by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

            21.7 Captions. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope and intent of the provisions hereof.

            21.8 Severability. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

            21.9 Law Applicable. This Lease shall be construed and enforced in accordance with the laws of the State of Florida.

            21.10 Covenants Binding on Successors. All of the covenants, agreements, conditions and undertakings contained in this Lease shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

            21.11 Brokerage. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease other than Broker(s), whose commission Landlord covenants and agrees to pay in the amount agreed to by Landlord. Tenant covenants to pay, hold harmless, indemnify and defend Landlord from and against any and all costs, expenses or liability for any compensation, commissions and charges claimed by any broker or agent other than Broker(s) with respect to this Lease or the negotiation thereof.

            21.12 Landlord Means Owners. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Leased Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant.

            21.13 Lender's Requirements. If any mortgagee or committed financier of Landlord should require, as a condition precedent to the closing of any loan or the disbursal of any money under any loan, that this Lease be amended or supplemented in any manner (other than in the description of the Leased Premises, the term, the purpose or the rent or other charges hereunder, or in any other regard as will substantially or materially affect the rights of Tenant under this Lease), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease Supplement Agreement embodying such amendments and supplements. Tenant shall, within ten (10) days after the effective date of Landlord's notice, either consent to such amendments and supplements (which consent shall not be unreasonably withheld) and execute the tendered Lease Supplement Agreement, or deliver to Landlord a written statement of its reason or reasons for refusing to so consent and execute. Failure of Tenant to respond within the ten (10) day period shall be a default under this Lease without further notice. If Landlord and Tenant are then unable to agree on a Lease Supplement Agreement satisfactory to each of them and to the lender within thirty (30) days after delivery of Tenant's written statement, Landlord shall have the right to terminate this Lease within sixty (60) days after the end of the thirty (30) day period.

            21.14 Signs. Tenant shall install no exterior sign without Landlord's prior written approval of detailed plans and specifications therefor. If Landlord has a standard form of identity sign for tenants in the industrial park of which the Leased Premises are a part, and if Tenant desires to have an identity sign on the Leased Premises, Tenant shall advise Landlord of the name it desires to have on its sign, and Landlord shall install its standard sign showing such name. Tenant shall reimburse Landlord for Landlord's costs of producing and erecting the sign within ten (10) days after being billed therefor by Landlord.

            21.15 Force Majeure. Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Lease on Landlord's part to be performed, if Landlord's failure to timely perform same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, acts of terrorism, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, acts caused directly by Tenant or Tenant's agents, employees and invitees, or any other cause beyond the reasonable control of Landlord.

            21.16 Landlord's Expenses. Tenant agrees to pay on demand Landlord's expenses, including reasonable attorneys' fees, expenses and administrative hearing and court costs incurred either directly or indirectly in enforcing any obligation of Tenant under this Lease, in curing any default by Tenant as provided in Section 19.3, in connection with appearing, defending or otherwise participating in any action or proceeding arising from the filing, imposition, contesting, discharging or satisfaction of any lien or claim for lien, in defending or otherwise participating in any legal proceedings initiated by or on behalf of Tenant wherein Landlord is not adjudicated to be in default under this Lease, or in connection with any investigation or review of any conditions or documents in the event Tenant requests Landlord's agreement, approval or consent to any action of Tenant that may be desired by Tenant or required of Tenant hereunder.

            21.17 Execution of Lease by Landlord. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Leased Premises and this document shall become effective and binding only upon the execution and delivery hereof by Tenant and by Landlord. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein.

            21.18 Tenant's Authorization. If Tenant is a corporation, partnership, association, limited liability company or any other entity, Tenant shall furnish to Landlord, within ten (10) days after written request therefor from Landlord, certified resolutions of Tenant's directors or other governing person or body authorizing execution and delivery of this Lease and performance by Tenant of its obligations hereunder, and evidencing that the person who physically executed the Lease on behalf of Tenant was duly authorized to do so.

            21.19 Counterparts and Facsimile. This Lease may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other. Facsimile signatures shall be treated as originals.

            Landlord and Tenant have executed this Lease the day and year first above written.

       WITNESSES:                      SG DMTI LLC

                                       By:
-------------------------                 --------------------------------------
                                          Name:
-------------------------                 Title:

                                       TENANT:
       WITNESSES:                      DATAMETRICS CORPORATION,
                                       a Delaware corporation, doing business in Florida as Datametrics Technology Systems
                                       Corporation

                                       By:
-------------------------                 --------------------------------------
                                          Name:
-------------------------                 Title:

                                    EXHIBIT A

      From the Southeast corner of Lot 1, Block A, ORLANDO CENTRAL PARK, NUMBER ONE, according to the plat thereof as recorded in Plat Book Z, Page 63, Public Records of Orange County, Florida, run North 79(degree)31'39" West 704.19 feet along the South boundary of said Lot 1, Block A, for the Point of Beginning; run thence North 79(degree)31'39" West 375 feet along the South boundary of said Lot 1, Block A; thence North 10(degree)28'21" East 320 feet; thence South 79(degree)31'39" East 375 feet; thence South 10(degree)28'21" West 320 feet to the Point of Beginning.

                       TENANT ENVIRONMENTAL QUESTIONNAIRE

The purpose of this form is to obtain information regarding the use or proposed use of hazardous materials at the Project. Prospective lessees should answer the questions in light of their proposed operations at the Project. Existing lessees should answer the questions as they relate to ongoing operations at the Project and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

Your cooperation in this matter is appreciated.

1.    GENERAL INFORMATION

      Name of Responding Company: DataMetrics Corporation, Inc.

      Mailing Address:            1717 Diplomacy Row
                                  Orlando, Florida 32738-5703

      Contact Person and Title:   Daniel Bertram, President and CEO

      Telephone Number:           (407) 251-4577

      Address of Leased Premises: 1717 Diplomacy Row
                                  Orlando, Florida 32738-5703

      Length of Lease Term:       5 years

      Describe the proposed operations to take place on the Premises, including principal products manufactured or services to be conducted. Existing lessees should describe any proposed changes to ongoing operations.

      Industrial/military manufacture of computers and computer peripherals, software engineering services, and engineering services and design.

2.    STORAGE OF HAZARDOUS SUBSTANCES

      2.1   Will any hazardous substances be used or stored on-site?

            Wastes                  Yes |_|         No |X|

            Chemical Products       Yes |_|         No |X|

      2.2 Attach a list of any hazardous substances to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55-gallon drums on concrete pad).

3.    STORAGE TANKS AND SUMPS

      3.1 Is any above or below ground storage of gasoline, diesel or other hazardous substances in tanks or sumps proposed or currently conducted at the Premises?

            Yes |_|         No |X|

            If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.

      3.2   Have any of the tanks or sumps been inspected or tested for leakage?

            Yes |_|         No |X|

            If so, attach the results.

      3.3   Have any spills or leaks occurred from such tanks or sumps?

            Yes |_|         No |X|

            If so, describe.

      3.4   Were any regulatory agencies notified of the spill or leak?

            Yes |_|         No |X|

            If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

      3.5 Have any underground storage tanks or sumps been taken out of service or removed?

            Yes |_|         No |X|

            If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.    SPILLS

      4.1   During the past year, have any spills occurred at the Premises?

            Yes |_|         No |X|

            If yes, please describe the location of the spill.

      4.2   Were any agencies notified in connection with such spills?

            Yes |_|         No |X|

            If yes, attach copies of any spill reports or other correspondence with regulatory agencies.

      4.3   Were any clean-up actions undertaken in connection with the spills?

            Yes |_|         No |X|

            Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

5.    WASTE MANAGEMENT

      5.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

            Yes |_|         No |X|

      5.2 Has your company filed a biennial report as a hazardous waste generator?

            Yes |_|         No |X|

            If so, attach a copy of the most recent report filed.

      5.3 Attach a list of the hazardous wastes, if any, generated or to be generated at the Premises, its hazard class and the quantity generated on a monthly basis.

      5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.

            |X| On-site treatment or recovery           Not Applicable

            |X| Discharged to sewer                     Daily restroom waste and
                                                        cleaning supplies

            |X| Transported and Disposal of off-site    As required - Dumpster &
                                                        Office trash

            |X| Incinerator                             Not Applicable

      5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

            Angel Linares, Quality Assurance

      5.6 Is any treatment of processing of hazardous wastes currently conducted or proposed to be conducted at the Premises:

            Yes |_|         No |X|

            If yes, please describe any existing or proposed treatment methods.
            ____________________________________________________________________
            ____________________________________________________________________

      5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations at the Premises.

6.    WASTEWATER TREATMENT/DISCHARGE

      6.1   Do you discharge wastewater to:

            |_|  storm drain?           |_|  sewer?

            |_|  surface water?         |X|  no industrial discharge

      6.2   Is your wastewater treated before discharge?

            Yes |_|         No |X|

            If yes, describe the type of treatment conducted.
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations at the Premises.

7.    AIR DISCHARGES

      7.1 Do you have any filtration systems or stacks that discharge into the air?

            Yes |_|         No |X|

      7.2 Do you operate any of the following types of equipment or any other equipment requiring an air emissions permit?

            |_| Spray booth

            |_| Dip tank

            |_| Drying oven

            |_| Incinerator

            |_| Other (please describe) ________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

            |X| No equipment requiring air permits

      7.3   Are air emissions from your operations monitored?

            Yes |_|         No |X|

            If so, indicate the frequency of monitoring and a description of the monitoring results.
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      7.4 Attach copies of any air emissions permits pertaining to your operations at the Premises.

8.    HAZARDOUS SUBSTANCES DISCLOSURES

      8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet per month?

            Yes |_|         No |X|

      8.2 Has your company prepared a hazardous materials management plan pursuant to any applicable requirements of a local fire department or governmental agency

            Yes |_|         No |X|

            If so, attach a copy of the business plan.

      8.3 Has your company adopted any voluntary environmental, health or safety program?

            Yes |_|         No |X|

            If so, attach a copy of the program.

9.    ENFORCEMENT ACTIONS, COMPLAINTS

      9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

            Yes |_|         No |X|

            If  so,   describe  the  actions  and  any   continuing   compliance
            obligations imposed as a result of these actions.

      9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

            Yes |_|         No |X|

      9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

            Yes |_|         No |X|

      9.4 Has an environmental audit ever been conducted at your company's current facility?

            Yes |_|         No |X|

            If so, identify who conducted the audit and when it was conducted.
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

By LESSEE:
DataMetrics Corporation
a Delaware corporation

By: _______________________________
Name Printed: Daniel Bertram
Title: President and CEO